UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 11, 2009

QUICKSILVER GAS SERVICES LP
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33631	56-2639586
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 West Rosedale Street
Fort Worth, Texas 76104
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-8620

_______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 11, 2009, Quicksilver Gas Services LP, a Delaware limited partnership (the “Partnership”) and Quicksilver Gas Services GP LLC, a Delaware limited liability company and sole general partner of the Partnership, entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., UBS Securities LLC and Barclays Capital Inc. relating to the public offering of 4,000,000 common units representing limited partner interests in the Partnership at the public offering price less underwriting discounts and commissions.  Pursuant to the Underwriting Agreement, the Partnership has also granted the underwriters a 30-day option to purchase up to an additional 600,000 common units at the same price.  The Underwriting Agreement contains customary representations, warranties and agreements by the Partnership, and customary conditions to closing, indemnification obligations of the Partnership and the underwriters, including for liabilities under the Securities Act of 1933, other obligations of the parties and termination provisions.  The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Certain of the underwriters and their affiliates have, from time to time, performed, and may in the future perform, various financial, advisory, commercial banking and investment banking services for the Partnership and the Partnership’s affiliates in the ordinary course of business for customary fees and expenses.  Affiliates of most of the underwriters are lenders under the Partnership’s existing senior secured credit facility.

Item 8.01.	Other Events.

In connection with the offering, the Partnership is filing (i) as Exhibit 5.1 and 23.1 to this Current Report on Form 8-K, the opinion and consent of Davis Polk & Wardwell LLP and (ii) as Exhibit 8.1 and 23.2 to this Current Report on Form 8-K, the opinion and consent of Fulbright & Jaworski L.L.P.

Item 9.01.	Financial Statements and Exhibits.

  (d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated December 11, 2009, among Quicksilver Gas Services LP and Quicksilver Gas Services GP LLC and Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., UBS Securities LLC and Barclays Capital Inc.
5.1	Opinion of Davis Polk & Wardwell LLP.
8.1	Opinion of Fulbright & Jaworski L.L.P.
23.1	Consent of Davis Polk & Wardwell LLP (included in 5.1 hereof).
23.2	Consent of Fulbright & Jaworski L.L.P. (included in 8.1 hereof).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER GAS SERVICES LP

By:	Quicksilver Gas Services GP LLC,
its General Partner

By:	/s/ Philip Cook
Philip Cook
Senior Vice President -
Chief Financial Officer

Date: December 16, 2009

INDEX TO EXHIBITS

Exhibit Number	Description
1.1	Underwriting Agreement, dated December 11, 2009, among Quicksilver Gas Services LP and Quicksilver Gas Services GP LLC and Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., UBS Securities LLC and Barclays Capital Inc.
5.1	Opinion of Davis Polk & Wardwell LLP.
8.1	Opinion of Fulbright & Jaworski L.L.P.
23.1	Consent of Davis Polk & Wardwell LLP (included in 5.1 hereof).
23.2	Consent of Fulbright & Jaworski L.L.P. (included in 8.1 hereof).